UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX
10.1       Real Estate Purchase and Sale Agreement (Jones Spoils Tracts, Harris County, TX) by and between PASADENA NITROGEN LLC, a Delaware limited liability company, as Seller, and CPB PROPERTIES, LLC, a Texas limited liability company, as Purchaser, and joined in by AGRIFOS HOLDINGS, INC., a Delaware corporation, effective February 26, 2014.

10.2        Employment Agreement between the Company and J. Michael Pearson, dated December 4, 2009 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 10, 2009) (File No. 001-33891).

*10.3     Consolidated Amendment to the Employment Agreement between the Company and J. Michael Pearson, dated February 26, 2014.

10.4        Employment Agreement between the Company and Mark R. Stauffer, dated January 1, 2011 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 5, 2011) (File No. 001-33891).

*10.5     Consolidated Amendment to the Employment Agreement between the Company and Mark R. Stauffer, dated February 26, 2014.

*10.6       Employment Agreement between the Company and Christopher J. DeAlmeida, dated February 26, 2014.

*99.1     Press Release dated February 27, 2014 announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2013.

*99.2    Press Release dated February 27, 2014 announcing implementation of the Company’s management succession plan and related changes in management.

Item 1.01    Entry into a Material Definitive Agreement.

Effective February 25, 2014, CPB Properties, LLC (“CPB”), a newly-formed, wholly-owned subsidiary of Orion Marine Group, Inc. (the “Company”), entered into a Real Estate Purchase and Sale agreement (the “PSA”) to purchase approximately 340 acres of land located in Harris County, Texas, from Pasadena Nitrogen, LLC (the “Seller”) for a purchase price of $22 million in cash, to be paid at closing. The closing occurred on February 26, 2014.

The Company financed the purchase of the land through a draw on the revolving portion of its credit facility. CPB and the Company intend to use the property as a dredge material placement area (“DMPA”) along the upper Houston Ship Channel.

The PSA contains customary representations, warranties, and covenants between CPB and the Seller. Agrifos Holdings, Inc. (“Agrifos”), parent of the Seller, joined the PSA to accept joint and several liability with the Seller for all Seller’s obligations under the PSA, whether such obligations arise before or after closing. The Seller, Agrifos, CPB, and the Company have also executed a mutual indemnification agreement as provided by the PSA and which is attached as an exhibit to the PSA.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the complete text of the PSA, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.02    Results of Operations & Financial Condition.

The information disclosed in this Item 2.02, including Exhibit 99.1 (together, the “Item 2.02 Disclosure”), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, this Item 2.02 Disclosure shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On February 27, 2014, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2013. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e)    On February 27, 2014, the Company issued a press release announcing that the Board had implemented a management succession plan. A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

On February 25, 2014, J. Michael Pearson, the Company's President and Chief Executive Officer, notified the Company’s Board of Directors (the “Board”) of his plans to retire from employment with the Company at the end of 2014. As a result, the Board began to implement its succession plan and is working with Mr. Pearson to provide for a smooth transition over the next ten months.

As described in greater detail below, effective February 26, 2014, Mr. Pearson has relinquished the title of President but will continue to serve as the Company’s Chief Executive Officer until December 31, 2014 and as a director of the Company following his full retirement from employment. The Board has elected Mark R. Stauffer, who currently serves as the Company’s Executive Vice President and Chief Financial Officer, to succeed Mr. Pearson as President, effective February 26, 2014, and to succeed Mr. Pearson as Chief Executive Officer effective January 1, 2015. Given Mr. Stauffer’s promotion, the Board has elected Christopher J. DeAlmeida, who currently serves as the Company’s Vice President, Finance and Accounting, to the position of Vice President and Chief Financial Officer of the Company, effective February 26, 2014. There is no family relationship between Mr. DeAlmeida and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and there are no related party transactions involving Mr. DeAlmeida.

J. Michael Pearson

On February 26, 2014, following Mr. Pearson’s notice to the Company of his planned phased retirement, the Company and Mr. Pearson executed an amendment (the “Pearson Amendment”) to his employment agreement, (the “Pearson Agreement” and, as amended on February 26, 2014, the “Amended Pearson Agreement”).  The Pearson Amendment consolidated all prior amendments to the Pearson Agreement into the Amended Pearson Agreement.

The Pearson Agreement, as in effect prior to the Pearson Amendment, provided that Mr. Pearson would serve the Company as its President and Chief Executive Officer and was scheduled to expire on December 31, 2015.  The Pearson Amendment provides that Mr. Pearson will continue to serve as the Company’s Chief Executive Officer through December 31, 2014 at his current annual base salary of $540,750.  In addition, Mr. Pearson received an immediate lump sum payment of $36,000 in consideration for entering into the Pearson Amendment.  The Amended Pearson Agreement will expire upon his retirement from the Company, on December 31, 2014.  Other than these changes, the Amended Pearson Agreement is substantially similar to the Pearson Agreement.

The foregoing description of the Amended Pearson Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Pearson Agreement and the Pearson Amendment, copies of which are filed as Exhibit 10.2 and 10.3, respectively, to this current report on Form 8-K, both of which are incorporated herein by reference.

Mr. Pearson, who also currently serves as a member of the Board, will continue to serve as a director following his date of retirement from employment, as his current directorship term does not expire until the Company’s 2015 annual meeting of stockholders.

Mark R. Stauffer

On February 26, 2014, the Board named Mark R. Stauffer, age 51, to succeed Mr. Pearson as the Company's President, effective immediately. The Board will begin working with Mr. Stauffer and Mr. Pearson to ensure a smooth management transition, culminating in Mr. Stauffer’s assumption of the title and duties of Chief Executive Officer on January 1, 2015, in addition to the title and duties of President.

Contemporaneous with the Board’s promotion of Mr. Stauffer to President of the Company, the Company and Mr. Stauffer executed an amendment (the “Stauffer Amendment”) to his employment agreement (the “ Stauffer Agreement” and, as amended on February 26, 2014, the “Amended Stauffer Agreement”).  The Stauffer Amendment consolidated an earlier amendment to the Stauffer Agreement into the Amended Stauffer Agreement.

The Stauffer Agreement, as in effect prior to the Stauffer Amendment, provided that Mr. Stauffer would serve the Company as Chief Financial Officer and was scheduled to expire on December 31, 2014.  The Stauffer Amendment provides that, effective February 26, 2014, Mr. Stauffer will serve as President of the Company with an annual base salary of $475,000.  In addition, the Stauffer Amendment provides that Mr. Stauffer will be elected Chief Executive Officer of the Company effective January 1, 2015 (the date of Mr. Pearson’s full retirement from employment with the Company).  The Amended Stauffer Agreement will expire on March 31, 2016 if not extended by the parties.  Other than these changes, the Amended Stauffer Agreement is substantially similar to the Stauffer Agreement.

The foregoing description of the Amended Stauffer Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stauffer Agreement and the Stauffer Amendment, copies of which are filed as Exhibits 10.4 and 10.5, respectively, to this current report on Form 8-K, both of which are incorporated herein by reference.

Christopher J. DeAlmeida

On February 26, 2014, the Board elected Christopher J. DeAlmeida, age 36, as the Company's Vice President and Chief Financial Officer. Contemporaneous with his promotion, the Company and Mr. DeAlmeida entered into an employment agreement (the “Amended DeAlmeida Agreement”), which amended and restated his existing employment agreement.  The Amended DeAlmeida Agreement contained the following terms:

o Initial term expiring October 1, 2015 ;
o Annual base salary of $275,000;
o Eligibility for any other bonus and compensatory plans and perquisites as determined by the Compensation Committee of the Board in its discretion;
o Car allowance of $750 per month.
o In the event of Termination without Cause or for Good Reason not during a Protection Period (as such terms are defined in the Amended DeAlmeida Agreement), Mr. DeAlmeida will receive severance benefits of:
(1) Continued payment of his base salary for a period of twelve months, in accordance with the Company’s standard payroll practices; (2) Monthly payment for a period of twelve months of $2,500 to cover transitional expenses; (3) Monthly payment for a period of twelve months of the monthly car allowance; plus (4) Lump sum payment equal to the most recent bonus awarded to Mr. DeAlmeida in accordance with the Company’s Executive Incentive Plan (“EIP”) or any replacement plan.

o In the event of Termination without Cause or for Good Reason during a protection period, Mr. DeAlmeida will receive a severance payment, payable in a lump sum, of (a) thirty-six months of his base salary; (b) thirty-six months of $2,500 for transitional expenses; (c) thirty six times Mr. DeAlmeida’s monthly car allowance, plus (d) three times the most recent bonus awarded to Mr. DeAlmeida pursuant to the EIP or any replacement plan.

The foregoing description of the Amended DeAlmeida Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which is filed as Exhibit 10.6 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits:

The following exhibit is furnished as part of this Report pursuant to Item 2.02.

*99.1    Press Release dated February 27, 2014 announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2013.

The following exhibits are filed as part of this Report pursuant to Item 1.01 or Item 5.02, as applicable.

*99.2    Press Release dated February 27, 2014 announcing implementation of the Company’s management succession plan and related changes in management.

*10.1       Real Estate Purchase and Sale Agreement (Jones Spoils Tracts, Harris County, TX) by and between PASADENA NITROGEN LLC, a Delaware limited liability company, as Seller, and CPB PROPERTIES, LLC, a Texas limited liability company, as Purchaser, and joined in by AGRIFOS HOLDINGS, INC., a Delaware corporation, effective February 26, 2014.

10.2        Employment Agreement between the Company and J. Michael Pearson, dated December 4, 2009 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 10, 2009) (File No. 001-33891).

*10.3     Consolidated Amendment to the Employment Agreement between the Company and J. Michael Pearson, dated February 26, 2014.

10.4        Employment Agreement between the Company and Mark R. Stauffer, dated January 1, 2011 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 5, 2011) (File No. 001-33891).

*10.5     Consolidated Amendment to the Employment Agreement between the Company and Mark R. Stauffer, dated February 26, 2014.

*10.6      Amended and Restated Employment Agreement between the Company and Christopher J. DeAlmeida, dated February 26, 2014.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: February 28, 2014	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

10.1       Real Estate Purchase and Sale Agreement (Jones Spoils Tracts, Harris County, TX) by and between PASADENA NITROGEN LLC, a Delaware limited liability company, as Seller, and CPB PROPERTIES, LLC, a Texas limited liability company, as Purchaser, and joined in by AGRIFOS HOLDINGS, INC., a Delaware corporation, effective February 26, 2014.

10.2        Employment Agreement between the Company and J. Michael Pearson, dated December 4, 2009 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 10, 2009) (File No. 001-33891).

*10.3     Consolidated Amendment to the Employment Agreement between the Company and J. Michael Pearson, dated February 26, 2014.

10.4        Employment Agreement between the Company and Mark R. Stauffer, dated January 1, 2011 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 5, 2011) (File No. 001-33891).

*10.5     Consolidated Amendment to the Employment Agreement between the Company and Mark R. Stauffer, dated February 26, 2014.

*10.6       Employment Agreement between the Company and Christopher J. DeAlmeida, dated February 26, 2014.

*99.1    Press Release dated February 27, 2014 announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2013.

*99.2    Press Release dated February 27, 2014 announcing implementation of the Company’s management succession plan and related changes in management.